UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  September 23, 2011

TEXAS INSTRUMENTS INCORPORATED

(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-03761 (Commission File Number)	75-0289970 (IRS Employer Identification No.)

12500 TI BOULEVARD
P.O. BOX 660199
DALLAS, TEXAS  75266-0199
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (972) 995-3773

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 amends the report on Form 8-K that Texas Instruments Incorporated (“TI”) filed with the SEC on September 23, 2011, regarding the completion of its acquisition of National Semiconductor Corporation (“National”), to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01          Financial Statements and Exhibits

(a)      Financial statements of business acquired.

The audited financial statements of National as of May 29, 2011, and May 30, 2010, and for each of the three years in the period ended May 29, 2011, are incorporated herein by reference to National’s Annual Report on Form 10-K for the fiscal year ended May 29, 2011.

(b)      Pro forma financial information.

Unaudited pro forma combined financial statements and explanatory notes relating to TI’s acquisition of National, as of and for the twelve months ended December 31, 2010, and the six months ended June 30, 2011 and 2010, are attached to this report on Form 8-K/A as Exhibit 99.1 and are filed herewith.

(c)      Exhibits.

Designation of Exhibit in this Report	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Unaudited pro forma combined financial statements and explanatory notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

Date: November 14, 2011	By:	/s/ KEVIN P. MARCH
Kevin P. March
Senior Vice President and
Chief Financial Officer